Exhibit 10.17

Execution Copy

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, AMENDED AND RESTATED GUARANTEE AND SECURITY AGREEMENT AND AMENDED AND RESTATED FEE AND PRICING LETTER

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, AMENDED AND RESTATED GUARANTEE AND SECURITY AGREEMENT AND AMENDED AND RESTATED FEE AND PRICING LETTER, dated as of November 3, 2011 (this “Amendment”), between and among STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C., a Delaware limited liability company, and STARWOOD PROPERTY MORTGAGE SUB-2-A, L.L.C., a Delaware limited liability company, (individually and collectively as the context may require, “Seller”) and STARWOOD PROPERTY TRUST, INC., a Maryland corporation having its principal place of business at 591 West Putnam Avenue, Greenwich, Connecticut 06830 (“Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of February 28, 2011 (as amended pursuant to Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, Amended and Restated Guarantee and Security Agreement and Amended and Restated Fee and Pricing Letter dated as of May 24, 2011 (“Amendment No. 1”), and as further amended pursuant to Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, Amended and Restated Guarantee and Security Agreement and Amended and Restated Fee and Pricing Letter dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, (i) Guarantor executed and delivered to Buyer an Amended and Restated Guarantee and Security Agreement, dated as of February 28, 2011, as amended pursuant to Amendment No. 1 (the “Guarantee”), and (ii) Buyer and Seller executed and delivered an Amended and Restated Fee and Pricing Letter dated as of February 28, 2011, as amended pursuant to Amendment No. 1 (the “Fee and Pricing Letter”);

WHEREAS, Seller and Buyer have agreed, to further amend certain provisions of the Repurchase Agreement and the Fee and Pricing Letter in the manner set forth herein; and

WHEREAS, Buyer and Guarantor have agreed to further amend certain provisions of the Guarantee in the manner set forth below.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Guarantor and Buyer each hereby agree as follows:

SECTION 1.                                        Amendments to Repurchase Agreement. (a)                                        Section 1.01 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.01                                Applicability.  Subject to the terms and conditions of the Repurchase Documents, at the request of Seller, the Parties may from time to time enter into transactions in which Seller agrees to sell, transfer and assign to Buyer certain Assets and all related rights in and interests related to such Assets on a servicing released basis, against the transfer of funds by Buyer representing the Purchase Price for such Assets, with a simultaneous agreement by Buyer to transfer to Seller and Seller to repurchase such Assets in a repurchase transaction, against the transfer of funds by Seller representing the Repurchase Price for such Assets, at a date not later than (i) for all Assets other than CMBS Purchased Assets, the Maturity Date, and (ii) for all CMBS Purchased Assets, the CMBS Purchased Asset Maturity Date.

(b)                                  ARTICLE 2 of the Repurchase Agreement is hereby modified by inserting the following new definitions in correct alphabetical order:

“CMBS Pricing Margin”:  Defined in Schedule 2, which definition is incorporated herein by reference.

“CMBS Pricing Margin Table”:  Shall mean the table set forth in the definition of “CMBS Pricing Margin”.

“CMBS Purchased Asset Maturity Date”:  The earliest of (a) November 2, 2012, as such date may be extended pursuant to Section 3.07(c), (b) any Accelerated Repurchase Date, and (c) such earlier date upon which the CMBS Purchased Asset Maturity Date occurs in accordance with the Repurchase Documents or Requirements of Law.

“CMBS Purchased Assets”:  Each Purchased Asset which is either a Whole Loan or a Senior Interest that accrues interest at a fixed rate and which is designated by Buyer and Seller as a CMBS Purchased Asset on the related Confirmation.

“Exit Fee”:  Defined in the Fee and Pricing Letter (as amended hereby), which definition is incorporated herein by reference.

“LTV Ratio”:  Defined in Schedule 2, which definition is incorporated herein by reference.

“Non-CMBS Extended Maturity Date”:  Defined in Section 3.07(a).

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

“Non-CMBS Extension Option”:  Defined in Section 3.07(a).

“Non-CMBS Extension Term”:  Defined in Section 3.07(a).

(c)                                  The defined terms “Commitment Fee”, “Current Mark-to-Market Value”, “Custodial Agreement”, “LTV/LTC Test”, “Extension Fee”, “Maturity Date”, “Maximum Amount”, “Maximum Applicable Percentage”, “Pledge Agreement”, “Pricing Margin”, “Repurchase Date”, and “Utilization Threshold Amount” as set forth in ARTICLE 2 of the Repurchase Agreement, are hereby amended and restated in their entirety to read as follows:

“Commitment Fee”:  Defined in the Fee Letter, which definition is incorporated herein by reference.

“Current Mark-to-Market Value”:  For any Purchased Asset as of any date, the market value for such Purchased Asset as of such date as determined by Buyer (a) with reference to the market value of the Underlying Mortgaged Property, and (b) taking into account such other criteria (other than current interest rates and spreads) as and to the extent that Buyer deems appropriate, including, as appropriate, market conditions, credit quality, liquidity of position, subordination and delinquency status and aging which market value, in each case, may be determined to be zero.  The Current Mark-to-Market Value of each Purchased Asset as of the related Purchase Date will be set forth in the Confirmation executed in connection with the related Transaction, and the Current Mark-to-Market Value of any Purchased Asset other than any CMBS Purchased Asset will not be adjusted by Buyer after the related Purchase Date unless a Credit Event shall occur with respect to the related Purchased Asset, provided that (a) the Current Mark-to-Market Value of any CMBS Purchased Asset may be adjusted by Buyer at any time due to changes in interest rates and spreads, and (b) there shall be no restrictions on Buyer’s ability to recalculate, solely for internal purposes, the Current Mark to Market Value of any Purchased Asset at any time.

“Custodial Agreement”:  The Amended and Restated Custodial Agreement, dated as of February 28, 2011, among Buyer, Seller and Custodian, substantially in the form of Exhibit J.

“Extension Fee”:  An amount equal to *** basis points (***%) multiplied by $550,000,000.

“LTV Test”:  Defined in the Fee and Pricing Letter, which definition is incorporated herein by reference.

“Maturity Date”:  The earliest of (a) the Initial Maturity Date, as such date may be extended pursuant to Section 3.07(a), (b) any Accelerated Repurchase Date, and (c) such earlier date upon which the Maturity Date occurs in accordance with the Repurchase Documents or Requirements of Law.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

“Maximum Amount”:  $550,000,000.

“Maximum Applicable Percentage”: For each Purchased Asset as of any date, the maximum applicable percentage determined by Buyer for such Purchased Asset on the related Purchase Date and set forth in the Confirmation for such Purchased Asset, not to exceed (a) seventy-five percent (75%) for all Eligible Assets consisting of Core Purchased Assets other than Hotel Assets and CMBS Purchased Assets, (b) seventy percent (70%) for all Eligible Assets consisting of Core Purchased Assets which are Hotel Assets, (c) sixty-five percent (65%) for all Eligible Assets consisting of Flex Purchased Assets other than Hotel Assets, (d) sixty percent (60%) for all Eligible Assets consisting of Flex Purchased Assets which are Hotel Assets and, (e) for CMBS Purchased Assets, eighty-five percent (85%), or such lower Applicable Percentage as may be required based on the maximum LTV Ratio and minimum Debt Yield for the applicable CMBS Purchased Asset, in accordance with the CMBS Pricing Margin Table.

“Pledge Agreement”: The Amended and Restated Pledge and Security Agreement, dated as of February 28, 2011, between the Buyer and Principal, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.

“Pricing Margin”:  For each Flex Purchased Asset, the applicable Flex Pricing Margin, for each Core Purchased Asset, the applicable Core Pricing Margin, and for each CMBS Purchased Asset, the applicable CMBS Pricing Margin.

“Repurchase Date”:  For any Purchased Asset other than a CMBS Purchased Asset, the earliest of (a) the Maturity Date, (b) any Early Repurchase Date therefor, and (c) the Business Day on which Seller is to repurchase such Purchased Asset as specified by Seller and agreed to by Buyer in the related Confirmation.  For any Purchased Asset which is a CMBS Purchased Asset, the earliest of (a) the CMBS Purchased Asset Maturity Date, (b) any Early Repurchase Date therefor, and (c) the Business Day on which Seller is to repurchase such CMBS Purchased Asset as specified by Seller and agreed to by Buyer in the related Confirmation.

“Utilization Threshold Amount” shall mean (x) on the first anniversary of the Ramp up Period Expiration Date, $157,500,000, (y) on the second anniversary of the Original Closing Date, $275,000,000 and (z) on the third, fourth and fifth anniversary dates of the Original Closing Date, $302,500,000.

(d)                                  Clause (a) of the definition of “Eligible Asset”, as set forth in ARTICLE 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

(a)                                  that satisfies the LTV Test;

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(e)                                  The defined term “Carlyle Hotel Junior Interest”, as set forth in ARTICLE 2 of the Repurchase Agreement, is hereby deleted in its entirety.

(f)                                    Clause (vii) of the definition of “Purchased Asset”, as set forth in ARTICLE 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

(vii)                           amounts and property from time to time on deposit in the Waterfall Account, and the Waterfall Account itself, and amounts and property from time to time on deposit in the Servicing Agreement Account, and the Servicing Agreement Account itself,

(g)                                 Sections 3.01(a), (b) and (f) of the Repurchase Agreement are hereby amended and restated in their entirety to read as follows:

(a)                                  From time to time prior to (i) for all Assets other than CMBS Purchased Assets, the Maturity Date, and (ii) for all CMBS Purchased Assets, November 2, 2012, but not more frequently than twice per calendar week, with not less than three (3) Business Days prior written notice to Buyer, Seller may request Buyer to enter into a proposed Transaction by sending Buyer a notice substantially in the form of Exhibit A (“Transaction Request”) (i) describing the Transaction and each proposed Asset and any related Underlying Mortgaged Property and other security therefor in reasonable detail, (ii) transmitting a complete Underwriting Package (or whatever portion thereof is then currently available to Seller) for each proposed Asset, (iii) specifying which (if any) of the representations and warranties of Seller set forth in this Agreement (including in Schedule 1(a), 1(b), 1(c) or 1(d) applicable to the Class of such Asset) Seller will be unable to make with respect to such Asset and (iv) indicating whether or not Seller proposes to treat such Asset as a CMBS Purchased Asset.  Within five (5) Business Days after the receipt by Buyer of a Transaction Request, Buyer shall indicate to Seller its preliminary approval or disapproval of the proposed Asset.  Seller shall promptly deliver to Buyer any supplemental materials requested at any time by Buyer, provided the same are either in Seller’s possession or are reasonably obtainable by Seller.  Buyer shall conduct such review of the Underwriting Package and each such Asset as Buyer determines appropriate.  Buyer shall determine whether or not it is willing to purchase any or all of the proposed Assets, and if so, on what terms and conditions.  It is expressly agreed and acknowledged that Buyer is entering into the Transactions on the basis of all such representations and warranties and on the completeness and accuracy of the information contained in the applicable Underwriting Package, and any incompleteness or inaccuracies in the related Underwriting Package will only be acceptable to Buyer if disclosed in writing to Buyer by Seller in advance of the related Purchase Date, and then only if Buyer opts to purchase the related Purchased Asset from Seller notwithstanding such incompleteness and inaccuracies.  In the event of a Representation Breach, Seller shall immediately repurchase the related Asset or Assets in accordance with Section 3.04.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(b)                                 If Buyer communicates to Seller a non binding determination that it is willing to purchase any or all of such Assets, which non binding determination shall include the principal terms for the proposed Transaction, Seller shall deliver to Buyer an executed preliminary Confirmation for such Transaction, describing each such Asset and its proposed Purchase Date, Market Value, Applicable Percentage, Purchase Price and such other terms and conditions as Buyer may require, and indicating whether or not Seller proposes to treat such Asset as a CMBS Purchased Asset.  If Buyer requires changes to the preliminary Confirmation, Seller shall make such changes and re execute the preliminary Confirmation.  If Buyer determines to enter into the Transaction on the terms described in the preliminary Confirmation, Buyer shall promptly execute and return the same to Seller, which shall thereupon become effective as the Confirmation of the Transaction.  Buyer’s approval of the purchase of an Asset on such terms and conditions as Buyer may require shall be evidenced only by its execution and delivery of the related Confirmation.  For the avoidance of doubt, Buyer shall not (i) be bound by any preliminary or final non binding determination referred to above, (ii) be deemed to have approved the purchase of an Asset by virtue of the approval or entering into by Buyer of a rate lock agreement, Interest Rate Protection Agreement, total return swap or any other agreement with respect to such Asset, or (iii) be obligated to purchase an Asset notwithstanding a Confirmation executed by the Parties unless and until all applicable conditions precedent in Article 6 have been satisfied or waived by Buyer.

(f)                                    No Transaction shall be entered into if (i) any Margin Deficit, Default or Event of Default exists or would exist as a result of such Transaction, (ii) the Repurchase Date for the Purchased Asset subject to such Transaction would be later than (A) for all Purchased Assets other than CMBS Purchased Assets, the Maturity Date, and (B) for all CMBS Purchased Assets, the CMBS Purchased Asset Maturity Date, (iii) after giving effect to such Transaction, the aggregate Repurchase Price of all Purchased Assets subject to Transactions then outstanding would exceed the Maximum Amount, (iv) a material adverse change with respect to the related proposed Purchased Asset, Seller and/or Guarantor has occurred, (v) any proposed Purchased Asset does not qualify as an Eligible Asset, or (vi) Seller has not provided Buyer with all of the necessary or requested due diligence materials to allow Buyer to determine whether or not a proposed Purchased Asset qualifies as an Eligible Asset.

(h)                                 Section 3.02 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 3.02                                Transfer of Purchased Assets; Servicing Rights.  Seller hereby sells, transfers, conveys and assigns to Buyer on a servicing released basis all of Seller’s right, title and interest (but no Retained Interest) in and to each Purchased Asset, together with all related Servicing Rights.  Subject to this Agreement, until (A) for all Purchased Assets other than CMBS Purchased Assets, the Maturity Date, and (B) for all CMBS Purchased Assets, November 2, 2012, Seller may sell to Buyer, repurchase from Buyer and re-sell Eligible Assets to Buyer, but may not substitute other Eligible Assets for Purchased Assets.  On each Purchase Date ownership of and title to each Purchased Asset

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

shall be transferred to and vest in Buyer or its designee against the simultaneous transfer of the Purchase Price to the account of Seller specified in Annex 1 (or if not specified therein, in the related Confirmation or as directed by Seller).  Buyer has the right to designate the servicer and sub-servicer of the Purchased Assets, and the Servicing Rights and other servicing provisions under this Agreement are not severable from or to be separated from the Purchased Assets under this Agreement, and such Servicing Rights and other servicing provisions of this Agreement constitute (a) “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code and/or (b) a security agreement or other arrangement or other credit enhancement related to the Repurchase Documents.

(i)                                    Section 3.05 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 3.05                                Repurchase.  On the Repurchase Date for each Purchased Asset, Seller shall transfer to Buyer the Repurchase Price for such Purchased Asset as of the Repurchase Date, and the related Seller Party shall pay all amounts due to any Affiliated Hedge Counterparty under the related Interest Rate Protection Agreement and Buyer shall transfer to Seller such Purchased Asset, whereupon the Transaction with respect to such Purchased Asset shall terminate. Buyer shall be deemed to have simultaneously released its security interest in such Purchased Asset, shall authorize Custodian to release to Seller the Purchased Asset Documents for such Purchased Asset and, to the extent any UCC financing statement filed against Seller specifically identifies such Purchase Asset, Buyer shall deliver an amendment thereto or termination thereof evidencing the release of such Purchased Asset from Buyer’s security interest therein.  Any such transfer or release shall be without recourse to Buyer and without representation or warranty by Buyer, except that Buyer shall represent to Seller, to the extent that good title was transferred and assigned by Seller to Buyer hereunder on the related Purchase Date, that Buyer is the sole owner of the related Purchased Asset, free and clear of any other interests or Liens created by Buyer.  Any Income with respect to such Purchased Asset received by Buyer or Waterfall Account Bank after payment of the Repurchase Price therefor shall be remitted to Seller.  Notwithstanding the foregoing, (A) on or before the CMBS Purchased Asset Maturity Date, Seller shall repurchase all CMBS Purchased Assets by paying to Buyer the outstanding Repurchase Price therefor and all other related outstanding Repurchase Obligations, and (B) on or before the Maturity Date, Seller shall repurchase all remaining Purchased Assets by paying to Buyer the outstanding Repurchase Price therefor and all other outstanding Repurchase Obligations.

(j)                                    Section 3.06(b) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(b)                                 Seller and Guarantor shall pay to Buyer all fees and other amounts as and when due as required by this Agreement including, without limitation:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(i)                                     the Non-Utilization Fee, which shall be due and payable on the first anniversary of the Ramp-up Period Expiration Date and on each succeeding anniversary of the Original Closing Date; provided, however, that if this Agreement terminates at any time prior to the first anniversary of the Ramp-up Period Expiration Date (for the avoidance of doubt, even if all Purchased Assets are repurchased by Seller at any time prior to the first anniversary of the Ramp-up Period Expiration Date), the Non-Utilization Fee will remain due and payable by Seller and Guarantor on the first anniversary of the Ramp-up Period Expiration Date based on all accruals for the time period beginning on the Ramp-up Period Expiration Date and ending on the first anniversary of the Ramp-up Period Expiration Date.  In addition thereto, the following amounts will be due and payable on the anniversary indicated:  (A) on the second anniversary of the Original Closing Date, Seller and Guarantor shall pay to Buyer an additional amount equal to (1) twenty-five basis points (0.25%) multiplied by (2) the positive amount, if any of (i) $385,000,000 minus (ii) the greater of either the average daily unpaid Repurchase Price of all Purchased Assets (excluding unpaid Price Differential) during the preceding nine (9) month period or $275,000,000; and (B) on the third, fourth and fifth anniversaries of the Original Closing Date, Seller and Guarantor shall pay to Buyer an additional amount equal to (1) twenty-five basis points (0.25%) multiplied by (2) the positive amount, if any of (i) $385,000,000 minus (ii) the greater of either the average daily unpaid Repurchase Price of all Purchased Assets (excluding unpaid Price Differential) during the preceding twelve (12) month period or $302,500,000;

(ii)                                  the Exit Fee, which will be due and payable in accordance with the provisions of Section 3 of the Fee and Pricing Letter (as amended hereby);

(iii)                               the Commitment Fee, which shall be due and payable on November 3, 2011; and

(iv)                              the Extension Fee, which shall be payable on the date of the exercise by Seller of each Non-CMBS Extension Option.

(k)                                Section 3.07 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 3.07                                Extension of the Maturity Date.  (a)  For all Purchased Assets other than CMBS Purchased Assets, Seller shall have two (2) options to extend the Maturity Date (each, a “Non-CMBS Extension Option”), each for an additional one (1) year period (each, a “Non-CMBS Extension Term”) ending on the one year anniversary of the Initial Maturity Date or the first extended Maturity Date, as the case may be (each, a “Non-CMBS Extended Maturity Date”), exercisable in each case by delivery to Buyer of a written notice requesting any such Non-CMBS Extension Option no earlier than sixty (60) days or later than thirty (30) days prior to the Initial Maturity Date or first Non-CMBS Extended Maturity Date, as the case may be.  Following the receipt of notice in the manner set forth herein, Buyer shall grant the Non-CMBS Extension Option so

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

long as the following conditions are satisfied:  (i) no Event of Default exists on the date of delivery of notice by Seller exercising such Non-CMBS Extension Option or on the then current Maturity Date, (ii) no Margin Deficit is outstanding, (iii) Seller is in compliance with the Debt Yield Test, (iv) all Purchased Assets qualify as Eligible Assets (or, if any Purchased Asset is not an Eligible Asset, Seller repurchases such Purchased Asset within the earlier of (x) the then-current Maturity Date, or (y) three (3) business days after the delivery of notice thereof from Buyer, provided that the failure of Buyer to deliver such written notice shall not be construed as a waiver of Buyer’s right to require Seller to satisfy all of the conditions for an extension of the Term), and (v) the payment by Seller to Buyer of the Extension Fee on or before the current Maturity Date.

(b)                                 Notwithstanding the preceding paragraph, if a Default has occurred and is continuing on or prior to the then current Maturity Date, then the Initial Maturity Date or the first Extended Non-CMBS Maturity Date, as applicable, shall be extended on an interim basis to the earlier of the date such Default is cured by or at the direction of Seller (whereupon the exercise of the applicable Non-CMBS Extension Option shall immediately be effective and the then current Maturity Date applicable to Purchased Assets other than CMBS Purchased Assets shall be extended for the applicable Non-CMBS Extension Term) or, if such Default remains uncured, the date that the applicable cure period in respect of such Default expires.

(c)                                  For all CMBS Purchased Assets, Seller shall have one (1) option to extend the CMBS Purchased Asset Maturity Date (the “CMBS Purchased Asset Extension Option”) until November 2, 2013, exercisable by delivery to Buyer of a written notice requesting the CMBS Purchased Asset Extension Option no earlier than sixty (60) days or later than thirty (30) days prior to the CMBS Purchased Asset Maturity Date.  Following the receipt of notice in the manner set forth herein, Buyer shall grant the CMBS Purchased Asset Extension Option so long as the following conditions are satisfied: (i) no Event of Default exists on the date of delivery of notice by Seller exercising the CMBS Purchased Asset Extension Option or on the initial CMBS Purchased Asset Maturity Date, (ii) no Margin Deficit is outstanding, (iii) Seller is in compliance with the Debt Yield Test, and (iv) all Purchased Assets qualify as Eligible Assets (or, if any Purchased Asset is not an Eligible Asset, Seller repurchases such Purchased Asset within earlier of (x) the original CMBS Purchased Asset Maturity Date, or (y) within three (3) business days after the delivery of notice thereof from Buyer, provided that the failure of Buyer to deliver such written notice shall not be construed as a waiver of Buyer’s right to require Seller to satisfy all of the conditions for an extension of the Term).

(d)                                 Notwithstanding the preceding paragraph, if a Default has occurred and is continuing on or prior to the initial CMBS Purchased Asset Maturity Date, the initial CMBS Purchased Asset Maturity Date shall be extended on an interim basis to the earlier of the date such Default is cured by or at the direction of Seller (whereupon the exercise of the CMBS Purchased Asset Extension Option shall immediately be effective and the initial CMBS Purchased Asset Maturity Date shall be extended until November 2, 2013)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

or, if such Default remains uncured, the date that the applicable cure period in respect of such Default expires.

(l)                                    Clauses seventh and eighth Section 5.02 of the Repurchase Agreement are hereby amended and restated in their entirety to read as follows:

seventh, for each Core Purchased Asset and, at all times on or before February 2, 2013, for each CMBS Purchased Asset, to pay the Applicable Percentage of any Principal Payment to Buyer, but only to the extent that such remittance would not result in the creation of a Margin Deficit, to be applied by Buyer within one (1) Business Day of receipt to reduce the outstanding Purchase Price of the applicable Purchased Asset, with the balance of such Principal Payment to be paid to Seller within three (3) Business Days of receipt;

eighth, for each Flex Purchased Asset and, at all times after February 2, 2013, for each CMBS Purchased Asset, to pay one-hundred percent (100%) of any Principal Payment to Buyer, to be applied by Buyer within one (1) Business Day of receipt to reduce the outstanding Purchase Price of the applicable Purchased Asset and, after payment in full of such Purchase Price, any remaining portion of any such Principal Payment shall be paid to Seller within three (3) Business Days;

(m)                              Section 6.02(f) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(f)                                    the Repurchase Date is not later than (i) for all Purchased Assets other than CMBS Purchased Assets, the Maturity Date, and (ii) for all CMBS Purchased Assets, the CMBS Purchased Asset Maturity Date;

(n)                                 The introductory paragraph of Section 8.10 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.10                                Delivery of Notices.  Seller shall promptly (and in no event later than one (1) Business Day from the date that Seller has Knowledge of each such occurrence) notify Buyer and any other Affiliated Hedge Counterparty of the occurrence of any of the following of which Seller has Knowledge, together with a certificate of a Responsible Officer of Seller setting forth details of such occurrence and any action Seller has taken or proposes to take with respect thereto:

(o)                                  The existing clause (g) of Section 8.10 of the Repurchase Agreement is hereby amended to delete the period at the end and replace it with “; and”, and the following new clause (h) is hereby added to the end of Section 8.10 of the Repurchase Agreement:

(h)                                 if (i) any CMBS Purchased Asset is presented for consideration as part of any securitization, (ii) Seller withdraws any such presentation or (iii) Seller

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

receives written notice that, for any reason, any such CMBS Purchased Asset has been rejected or not accepted for such securitization.

(p)                                  Section 12.02 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 12.02                          Illegality.  If the adoption of or any change in any Requirements of Law or in the interpretation or application thereof after the date hereof shall make it unlawful for Buyer to effect or continue Transactions as contemplated by the Repurchase Documents, (a) any commitment of Buyer hereunder to enter into new Transactions shall be terminated and both the Maturity Date and the CMBS Purchased Asset Maturity Date shall be deemed to have occurred, and (b) the Pricing Rate shall be converted automatically to the Alternative Rate on the last day of the then current Pricing Period or within such earlier period as may be required by Requirements of Law.

(q)                                  Exhibits A and B to the Repurchase Agreement are hereby amended and restated in their entirety and replaced with Exhibits A and B to this Amendment.

(r)                                  Schedule 2 of the Repurchase Agreement is hereby amended, restated and replaced in its entirety with the attached Schedule 2 hereto.

SECTION 2.                                        Amendment to Guarantee.  Section 2(b) of the Guarantee is hereby amended and restated in its entirety to read as follows:

(b)                                 Notwithstanding anything herein to the contrary, but subject to clause (c) below, the maximum liability of Guarantor hereunder and under the Repurchase Documents shall in no event exceed the sum of (x) twenty-five percent (25%) of the then-currently unpaid aggregate Repurchase Price of all Purchased Assets consisting of both Core Purchased Assets and CMBS Purchased Assets, (y) one-hundred percent (100%) of the then-currently unpaid aggregate Repurchase Price of all Purchased Assets consisting of Flex Purchased Assets and (z) one-hundred percent (100%) of all amounts due and payable by Guarantor or any Intermediate Starwood Entity under any and all Interest Rate Protection Agreements with an Affiliated Hedge Counterparty to which Guarantor or any Intermediate Starwood Entity is a party.

SECTION 3.                                        Amendments to Fee and Pricing Letter.  (a)  The following, new defined terms are added to Section 1 of the Fee and Pricing Letter, in correct alphabetical order:

“Commitment Fee”:  An amount equal to twenty-five basis points (0.25%) multiplied by $200,000,000.

“Exit Fee”:  0.50% of the then-current unpaid Repurchase Price of the related Purchased Asset.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(b)           The defined term “LTV/LTC Test”, as set forth in Section 1 of the Fee and Pricing Letter, is hereby amended and restated in its entirety to read as follows:

“LTV Test”:  (A) For each Core Purchased Asset other than Hotel Assets, the ratio of the Purchase Price of each such Core Purchased Asset to the market value of the Underlying Mortgaged Property or Underlying Mortgaged Properties for the related Core Purchased Asset as determined by Buyer in its sole and absolute discretion, shall not exceed an amount equal to *** percent (***%), (B) for each Core Purchased Asset consisting of a Hotel Asset, the ratio of the Purchase Price of each such Core Purchased Asset the market value of the Underlying Mortgaged Property or Underlying Mortgaged Properties for the related Core Purchased Asset as determined by Buyer in its sole and absolute discretion, shall not exceed an amount equal to *** percent (***%), (C) for each Flex Purchased Asset other than Hotel Assets, the ratio of the Purchase Price of each such Flex Purchased Asset to the market value of the Underlying Mortgaged Property or Underlying Mortgaged Properties for the related Flex Purchased Asset as determined by Buyer in its sole and absolute discretion, shall not exceed an amount equal to *** percent (***%), and (D) for each Flex Purchased Asset consisting of a Hotel Asset, the ratio of the Purchase Price of each such Flex Purchased Asset to the market value of the Underlying Mortgaged Property or Underlying Mortgaged Properties for the related Flex Purchased Asset as determined by Buyer in its sole and absolute discretion, shall not exceed an amount equal to *** percent (***%).

(c)           Clause (b) of the defined term “Sub-Limit” is hereby amended and restated in its entirety to read as follows:

(b)           to the extent that the Repurchase Price ascribed to Purchased Assets consisting of Hotel Assets would exceed $***;

(d)           The existing clause (d) of the defined term “Sub-Limit” is hereby amended to delete the period at the end and replace it with “; and”, and the following new clauses (e) and (f) are added to the defined term “Sub-Limit”:

(e)           to the extent that the Repurchase Price ascribed to Purchased Assets consisting of Flex Purchased Assets would exceed $***; and

(f)            to the extent that the Repurchase Price ascribed to CMBS Purchased Assets exceeds $110,000,000.

(e)           Section 2 of the Fee and Pricing Letter is hereby amended and restated in its entirety to read as follows:

2.             Early Repurchases and Mandatory Repurchases under Section 3.04(a) of the Repurchase Agreement.  The following new clause (iii) is hereby added to Section 3.04(a) of the Repurchase Agreement:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(iii)          If any CMBS Purchased Asset is presented for consideration as part of a securitization but is not accepted for inclusion in such securitization or, is accepted for inclusion in such securitization but such presentation is subsequently withdrawn by Seller, or, at any time after presentation, is rejected for any reason by an underwriter, rating agency or B piece investor (any of the foregoing a “CMBS Ineligibility Determination”) (i) within fifteen (15) days from the receipt by Seller of prior written notice thereof from Buyer, the then-current unpaid Repurchase Price of the related CMBS Purchased Asset must be reduced by Seller by at least fifty percent (50%), and (ii) within thirty (30) days from the receipt by Seller of the same prior written notice thereof from Buyer, the then-current unpaid Repurchase Price of the related CMBS Purchased Asset must be repaid in full by Seller.  Notwithstanding the foregoing, if only a portion of a CMBS Purchased Asset is affected by a CMBS Ineligibility Determination (such portion, the “CMBS Ineligible Portion”; and the portion of such CMBS Purchased Asset not so affected by such CMBS Ineligibility Determination, the “CMBS Eligible Portion”), then, provided that within fourteen (14) days after such CMBS Ineligibility Determination, Seller satisfies the Resizing Conditions (as defined below) in a manner acceptable to Buyer in its discretion, Seller shall only be required to reduce and repay the portion of the Repurchase Price of the related CMBS Purchased Asset that is the CMBS Ineligible Portion.  For purposes of this Section 2(iii), the term “Resizing Conditions” shall mean (A) if the related CMBS Purchased Asset is a Senior Interest, Seller modifies the Purchased Asset Documents for such CMBS Purchased Asset (pursuant to an amendment or modification in form and substance acceptable to Buyer) to reduce the principal balance of such Senior Interest to an amount equal to the CMBS Eligible Portion (and to increase the principal balance of the related Junior Interest to an amount equal to the CMBS Ineligible Portion), or (B) if the related CMBS Purchased Asset is a Whole Loan, Seller modifies the Purchased Asset Documents for such CMBS Purchased Asset (pursuant to an amendment or modification in form and substance acceptable to Buyer) to convert such CMBS Purchased Asset into a Senior Interest in an original principal amount equal to the CMBS Eligible Portion (and with a related Junior Interest in an original principal amount equal to the CMBS Ineligible Portion) and, in each case, only if all of the requirements set forth in Section 3.01 have been satisfied with respect to the related CMBS Purchased Asset.

(f)            The following new Section 3 is hereby added to the Fee and Pricing Letter, and the existing Sections 3-6 of the Fee and Pricing Letter are hereby renumbered accordingly:

3.             Terms and Provisions Concerning the Payment of the Exit Fee.  Except to the extent set forth below, the applicable Exit Fee shall be due and payable in connection with the repurchase of any Purchased Asset by Seller from Buyer for any reason.  Notwithstanding the foregoing, no Exit Fee shall be due and payable in connection with the repurchase of any Purchased Asset for any of the reasons set forth below:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(a)           if any such Purchased Asset is repaid in whole or in part as a result of a voluntary prepayment or repayment at maturity by an Underlying Obligor;

(b)           such repurchase is being made in connection with the foreclosure or other exercise of remedies under the Purchased Asset Documents relating to such Purchased Asset;

(c)           such repurchase is being made to cure any Default, Event of Default or Margin Deficit; or

(d)           if Seller intends to sell any such Purchased Asset in a non-CMBS whole loan sale to a third party (a “Whole Loan Sale”) and Buyer is given a right of first offer to purchase such Purchased Loan, and Buyer (A) fails to deliver a written offer for purchase of such Purchased Asset within fifteen (15) Business Days after receipt of Seller’s notice or (B) Buyer delivers a written offer for purchase of such Purchased Asset within said fifteen (15) Business Day period, but Seller is not willing to accept such offer, then within one hundred thirty-five (135) days thereafter, Seller shall have the right to repurchase and sell such Purchased Asset to a third party in a Whole Loan Sale without payment of an Exit Fee, in the case of clause (A), at any price Seller may elect or, in the case of clause (B), at a price greater than or equal to ninety-seven percent (97%) of the price offered by Buyer.

SECTION 4.             Conditions Precedent.  This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of each Seller, Buyer and Guarantor (the “Amendment Effective Date”).

SECTION 5.             Representations, Warranties and Covenants.  Each of each Seller and Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) each is in compliance in all material respects with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, (ii) no Default or Event of Default has occurred or is continuing.  Seller hereby confirms and reaffirms its representations, warranties and covenants contained in the Repurchase Agreement.

SECTION 6.             Acknowledgement.  Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 7.             Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Guarantee, the Fee and Pricing Letter and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (v) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (w) each reference to the “Repurchase

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby, (x) each reference to the “Guarantee” in any of the Repurchase Documents shall be deemed to be a reference to the Guarantee as amended hereby, (y) each reference to the “Fee and Pricing Letter” in any of the Repurchase Documents shall be deemed to be a reference to the Fee and Pricing Letter as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement as amended by this Amendment.

SECTION 8.             Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9.             Expenses.  Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 10.           GOVERNING LAW.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER

STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C., a Delaware limited liability company

By:
Name:
Title:

STARWOOD PROPERTY MORTGAGE SUB-2-A, L.L.C., a Delaware limited liability company

By:
Name:
Title:

BUYER

WELLS FARGO BANK, N.A., a national banking association

By:
Name:
Title:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

GUARANTOR

STARWOOD PROPERTY TRUST, INC., a Maryland corporation

By:
Name:
Title:

2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

EXHIBIT A

FORM OF TRANSACTION REQUEST

[    ] [  ], 20[  ]

Wells Fargo Bank, National Association
One Wachovia Center
301 South College Street
MAC D1053-160, 16th Floor
Charlotte, North Carolina 28202

Attention:

Re:                               Amended and Restated Master Repurchase and Securities Contract dated as of February 28, 2011 (the “Agreement”) among Starwood Property Mortgage Sub-2, L.L.C. (“Sub-2”), Starwood Property Mortgage Sub-2-A, L.L.C. (“Sub-2-A”) and Wells Fargo Bank, National Association (“Buyer”)

Ladies and Gentlemen:

This is a Transaction Request delivered pursuant to Section 3.01 of the Agreement.  Terms used but not defined herein are as defined in the Agreement.  [Sub-2][Sub-2-A] hereby requests that Buyer enter into a Transaction upon the proposed terms set forth below.

Assets (including Class and
Underlying Mortgaged Property):	As described in Appendix 1 hereto

Is this a CMBS Purchased Asset?:	[yes]/[no]

Book Value:	As described in Appendix 1 hereto

Market Value:	$

Applicable Percentage:	%

Purchased Asset Documents:	As described in Appendix 1 hereto

Purchase Date:	[ ] [ ], 20[ ]

3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Purchase Price:	$

Except as specified in Appendix 1 hereto, on the Purchase Date for each Asset described in this Transaction Request, [Sub-2][Sub-2-A] will make all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset) with respect thereto.

Seller:

[Starwood Property Mortgage Sub-2, L.L.C.

By:
Name:
Title:]

[Starwood Property Mortgage Sub-2-A, L.L.C.

By:
Name:
Title:]

4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Appendix 1 to Transaction Request

List of Eligible Assets requested to be purchased, to include, as applicable:

(a)	Transaction Name
(b)	Seller Loan Number
(c) Class (Whole Loan, Junior Interest, Senior Interest, Mezzanine Loan or Mezzanine Participation Interest)
(d)	Lien Type
(e)	Property Type
(f)	Property Street Address
(g)	Property City, State, County, Zip Code
(h)	Appraised Value
(i)	Appraisal Firm
(j)	Appraisal Date
(k)	Original Balance
(l)	Seller Origination Balance
(m)	Current Balance
(n)	Amortization
(o)	Balloon Amount
(p)	[Current] Interest Rate
(q)	Spread
(r)	Index (Ex: 1 mo LIBOR; [ ]%)
(s)	Next Interest Change Date
(t)	Next Payment Change Date
(u)	Interest Rate cap
(v)	Current Principal and Interest
(w)	Note Date
(x)	First Payment Due Date to Seller
(y)	Initial Maturity Date
(z)	Extended Maturity Date
(aa)	Current delinquency status
(bb)	Payment Type
(cc)	Payment Frequency
(dd)	Rate Change Frequency
(ee)	Original Principal and Interest
(ff)	Sponsor Name (including first name, if any)
(gg)	Borrowing Entity Name
(hh)	Underlying Borrower Name
(ii)	Open to Prepayment?
(jj)	Prepayment Penalty

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(kk)	Current Senior Liens
(ll)	Current Senior Lender
(mm)	DSCR on Prior/Senior Liens
(nn)	Term of Senior Liens
(oo)	Interest Rate of Senior Loans
(pp)	Current DSCR on combined debt
(qq)	Current LTV, including senior liens

[See related Confirmation for exceptions to representations and warranties made by Seller]

EXHIBIT B

FORM OF CONFIRMATION

[    ] [  ], 20[  ]

Wells Fargo Bank, National Association
One Wachovia Center
301 South College Street
MAC D1053-160, 16th Floor
Charlotte, North Carolina 28288

Attention:

Re:          Amended and Restated Master Repurchase and Securities Contract dated as of February 28, 2011 (the “Agreement”) among Starwood Property Mortgage Sub-2, L.L.C. (“Sub-2”), Starwood Property Mortgage Sub-2-A, L.L.C. (“Sub-2-A”) and Wells Fargo Bank, National Association (“Buyer”)

Ladies and Gentlemen:

This is a Confirmation executed and delivered by [Sub-2][Sub-2-A] and Buyer pursuant to Section 3.01 of the Agreement.  Terms used but not defined herein are as defined in the Agreement.  [Sub-2][Sub-2-A] and Buyer hereby confirm and agree that as of the Purchase Date and upon the other terms specified below, [Sub-2][Sub-2-A] shall sell and assign to Buyer, and Buyer shall purchase from [Sub-2][Sub-2-A], all of [Sub-2][Sub-2-A]’s right, title and interest in, to and under the Purchased Assets listed in Appendix 1 hereto.

Purchased Assets (including Class and
Underlying Mortgaged Property):	As described in Appendix 1 hereto

Is this a CMBS Purchased Asset?:	[yes]/[no]

Market Value:	$_________________________

Applicable Percentage:	________%

Purchased Asset Documents:	As described in Appendix 1 hereto

Purchase Date:	[ ] [ ], 20[ ]

Purchase Price:	$_________________________

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.             All of the conditions precedent in Article 6 of the Agreement have been satisfied.

2.             Except as specified in Appendix 1 hereto, Seller will make all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset).

Seller:

[Starwood Property Mortgage Sub-2, L.L.C.

By:
Name:
Title:]

[Starwood Property Mortgage Sub-2, L.L.C.

By:
Name:
Title:]

Buyer:

Acknowledged and Agreed:

Wells Fargo Bank, National Association

By:
Name:
Title:

Appendix 1 to Confirmation

List of Purchased Assets, including, as applicable:

(a)	Transaction Name
(b)	Seller Loan Number
(c) Class (Whole Loan, Senior Interest, Mezzanine Loan, Junior Interest or Mezzanine Participation Interest)
(d)	Lien Type
(e)	Property Type
(f)	Property Street Address
(g)	Property City, State, County, Zip Code
(h)	Appraised Value
(i)	Appraisal Firm
(j)	Appraisal Date
(k)	Original Balance
(l)	Seller Origination Balance
(m)	Current Balance
(n)	Amortization
(o)	Balloon Amount
(p)	[Current] Interest Rate
(q)	Spread
(r)	Index (Ex: 1 mo LIBOR; [ ]%)
(s)	Next Interest Change Date
(t)	Next Payment Change Date
(u)	Interest Rate cap
(v)	Current Principal and Interest
(w)	Note Date
(x)	First Payment Due Date to Seller
(y)	Initial Maturity Date
(z)	Extended Maturity Date
(aa)	Current delinquency status
(bb)	Payment Type
(cc)	Payment Frequency
(dd)	Rate Change Frequency
(ee)	Original Principal and Interest
(ff)	Sponsor Name (including first name, if any)
(gg)	Borrowing Entity Name
(hh)	Underlying Borrower Name
(ii)	Open to Prepayment?
(jj)	Prepayment Penalty
(kk)	Current Senior Liens
(ll)	Current Senior Lender

(mm)	DSCR on Prior/Senior Liens
(nn)	Term of Senior Liens
(oo)	Interest Rate of Senior Loans
(pp)	Current DSCR on combined debt
(qq)	Current LTV, including senior liens

[See attached for a description of any exceptions to representations and warranties made by Seller]

Schedule 2

“Core Pricing Margin”:  Determined as set forth below, based on the Applicable Percentage for each Core Purchased Asset:

Applicable Percentage	Non-Hotel Core Pricing Margin	Hotel Core Pricing Margin
0 – 50%	***	***
50.01% – 60%	***	***
60.01% – 70%	***	***
70.01% – 75%	***	***

“CMBS Pricing Margin”:  Determined as set forth below, based on the Applicable Percentage, maximum LTV Ratio and minimum Debt Yield for each CMBS Purchased Asset:

Applicable Percentage	Maximum LTV Ratio	Minimum Debt Yield	CMBS Pricing Margin
0 – 75%	***%	***%	***
75.01 – 80%	***%	***%	***
80.01 – 85%	***%	***%	***

“Debt Yield Test”:  (i) The Underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all Core Purchased Assets other than Hotel Assets and Metropolitan Purchased Assets must at all times and during all relevant time periods generate a Debt Yield of at least *** percent (***%), (ii) the Underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all Core Purchased Assets consisting of Hotel Assets must at all times and during all relevant time periods generate a Debt Yield of at least *** percent (***%), (iii) the Underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all Core Purchased Assets consisting of Metropolitan Purchased Assets, must at all times and during all relevant time periods generate a Debt Yield of at least *** percent (***%), (iv) the Underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all Flex Purchased Assets other than Hotel Assets must at all times and during all relevant time periods generate a Debt Yield of at least *** and *** percent (***%); (v) the underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all Flex Purchased Assets consisting of Hotel Assets must at all times and during all relevant periods generate a Debt Yield of at least *** percent (***%), (vi) the Underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all CMBS Purchased Assets with Applicable Percentages which are equal to or less than *** percent (***%) must at all times and during all relevant time periods generate a Debt Yield of at least *** percent (***%); and (vii) the Underlying Mortgaged Property or Underlying Mortgaged Properties pledged to secure all CMBS Purchased Assets with Applicable Percentages which are greater than *** percent (***%) must at all times and during all relevant time periods generate a Debt Yield of at least *** and *** percent (***%); provided, however, that if Buyer shall approve, as of the Purchase Date for any Purchased Asset, a Debt Yield for such Purchased Asset that is lower than the applicable required Debt Yield set forth in any of sub clauses (i) through (vii) above, then such

Purchased Asset shall be calculated separately from the other Purchased Assets comprising such sub clause in determining compliance with the Debt Yield Test otherwise applicable to Purchased Assets in such sub-clause and the lower Debt Yield as assigned by Buyer shall be deemed to be the Debt Yield Test applicable to such Purchased Asset.

“Flex Pricing Margin”:  Determined as set forth below, based on the Applicable Percentage for each Flex Purchased Asset:

Eligible Whole Loans and Eligible Senior Interests

	Non-Hotel	Hotel
Applicable Percentage	Flex Pricing Margin	Flex Pricing Margin
0 – 50%	***	***
50.01% – 60%	***	***
60.01% – 65%	***	***

Eligible Junior Interests

Applicable Percentage	Non-Hotel Flex Pricing Margin	Hotel Flex Pricing Margin
0 – 50%	***	***
50.01% – 60%	***	***
60.01% – 70%	***	***
70.01% – 75%	***	***

Eligible Mezzanine Loans and Eligible Mezzanine Participation Interests

Applicable Percentage	Non-Hotel Flex Pricing Margin	Hotel Flex Pricing Margin
0 – 50%	***	***
50.01% – 60%	***	***
60.01% – 70%	***	***
70.01% – 75%	***	***

“LTV Ratio”:  With respect to any CMBS Purchased Loan, on any date of determination thereof, the ratio of the Purchase Price of each such CMBS Purchased Asset to the market value of the underlying Mortgaged Property or Underlying Mortgaged Properties for the related CMBS Purchased Asset as determined by Buyer in its sole and absolute discretion.